UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2019

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House

12 Crow Lane

Pembroke, HM19 Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 22, 2019, RenaissanceRe Holdings Ltd. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on March 22, 2019, the Company and RenaissanceRe Specialty Holdings (UK) Limited (the “Buyer”) completed the acquisition of Tokio Millennium Re AG (“TMR AG”), Tokio Millennium Re (UK) Limited (“TMR UK”) and their subsidiaries (collectively, the “TMR Group Entities”) (the “TMR Stock Purchase”), pursuant to the Stock Purchase Agreement, dated October 30, 2018 (the “Purchase Agreement”), by and among the Company, Tokio Marine & Nichido Fire Insurance Co. Ltd. (“Parent”) and Tokio Marine Holdings, Inc. On March 26, 2019, the Company filed an amendment to the Original 8-K (“Amendment No. 1”), to include the historical financial information required under Item 9.01 of Form 8-K in connection with the TMR Stock Purchase. This second amendment to the Original 8-K (“Amendment No. 2”) is being filed for the purpose of satisfying the Company’s undertaking to file the pro forma financial statements required by Item 9.01 of Form 8-K. This Amendment No. 2 should be read in conjunction with the Original 8-K and Amendment No. 1. Except as set forth herein, no modifications have been made to information contained in the Original 8-K or Amendment No. 1. The purchase price at closing for the TMR Stock Purchase was based on Parent’s good faith estimate of the closing tangible book value of the TMR Group Entities and is subject to post-closing adjustment under the terms of the Purchase Agreement, which we expect to be completed no later than the third quarter of 2019.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 2018 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company for the year ended December 31, 2018, which give effect to the TMR Stock Purchase, are filed herewith as Exhibit 99.3 to this 8-K Amendment and are incorporated herein by reference.

(d)	Exhibits

Exhibit	Description

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 2018 and Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company for the year ended December 31, 2018, which give effect to the TMR Stock Purchase.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: April 18, 2019	By:	/s/ James C. Fraser
Name: James C. Fraser
Title: Senior Vice President and Chief Accounting Officer